Exhibit 10.2

SÃO PAULO CITY GOVERNMENT

DEPARTMENT OF SERVICES

MUNICIPAL CITY CLEANING AUTHORITY — AMLURB

AMENDMENT NO. 08 TO CONTRACT NO. 74/SES/11

ADMINISTRATIVE PROCEEDINGS No. 2011-0.180.921-0

CONTRACTING PARTY: MUNICIPAL CITY CLEANING AUTHORITY

CONTRACTED PARTY: CONSÓRCIO SOMA — SOLUÇÕES EM MEIO AMBIENTE

CONTRACTUAL PURPOSE: Provision of indivisible services in public cleaning — southeast group

PURPOSE OF THIS AMENDMENT: Addition to the contractual price.

TOTAL PRICE ADDITION: BRL 849,149.07 (eight hundred and forty-nine thousand, one hundred and forty-nine Brazilian reais and seven cents).

On the 29th day of the month of January of the year two thousand and sixteen, in the Municipal City Cleaning Authority headquarters, located at Rua Azurita, nº 100, Canindé, in this capital city, AUTORIDADE MUNICIPAL DE LIMPEZA URBANA — AMLURB [MUNICIPAL CITY CLEANING AUTHORITY], hereby represented by its CEO, Mr. JOSÉ ANTONIO BACCHIM, hereinafter referred to as Contracting Party, and CONSÓRCIO SOMA — SOLUÇÕES EM MEIO AMBIENTE, registered under the CNPJ [Corporate Taxpayer Registry] No. 14.758.018/0001-61, headquartered in the city and state of São Paulo, at Avenida Aricanduva, No. 9.800 — São Mateus — CEP [ZIP Code] 03903-110, herein represented by its legal representatives ANDRÉ LUIZ LIMA MEIRA, bearer of identity card [RG] No. 180047735-0 issued by CREA/PE and registered under the CPF [Individual Taxpayer Registry] No. 665.890.024-87, and TERCIO DA SILVA CORREIA, bearer of identity card [RG] 5061887850-D, issued by CREA/SP and registered under the CPF [Individual Taxpayer Registry] No. 290.977.178-41, hereinafter referred to as Contracted Party, in accordance with the authorization dispatch recorded under proceedings No. 2011-0.180.921-0, the parties hereby amend Contract No. 74/SES//2011, reworded as follows:

FIRST CLAUSE

ADDITION TO THE CONTRACTUAL PRICE

1. Addition of BRL 849,149.07 (eight hundred and forty-nine thousand, one hundred and forty-nine Brazilian reais and seven cents), for the period between 02/01/2016 and 02/21/2016, regarding the provision of city cleaning services during the 2016 Carnaval event.

[initials/stamp]

JA/esr

SECOND CLAUSE

Contractual price

2. Considering the authorized increase, the total contractual price is now set at BRL 1,840,753,059.72 (one billion, eight hundred and forty million, seven hundred and fifty three thousand, fifty nine reais and seventy two cents).

THIRD CLAUSE

Expenses

3. Expenses shall encumber the funding No. 81.10.15.452.3005.6007.3.3.90.39.00 — Municipal City Cleaning Authority — Municipal Fun for City Cleaning — Sweeping and Washing of Public Areas — Other Third Party Services — Corporation — Source 00

FOURTH CLAUSE

Ratification

4. All clauses and provisions of the amended contract are hereby ratified, provided there is no contradiction hereto.

In witness hereof, the Parties sign this Contract in three counterparts of equal content and form.

/s/ José Antônio Bacchim

JOSÉ ANTÔNIO BACCHIM
Municipal City Cleaning Authority
AMLURB

/s/ André Luiz Lima Meira

ANDRÉ LUIZ LIMA MEIRA
CONSÓRCIO SOMA — SOLUÇÕES EM MEIO AMBIENTE

Witness

/s/ Marly do Nascimento	/s/ Anderson Pinto
Name: Marly do Nascimento	Name: Anderson Pinto
RG [ID]: 16.916.896-7	RG [ID]: 25.86.195-4

[STAMP — Published at D.O.M. on 02/17/16, page 89, 2nd column, Initials / Stamp]